Putnam
Pennsylvania
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Pennsylvania Tax Exempt Income Fund was among the beneficiaries as the Federal Reserve Board dramatically reduced interest rates and equity investors continued to turn to bonds to ride out the stock market's extended period of turbulence. But the fund's successful run during the fiscal year ended May 31, 2001, was attributable to more than the favorable market environment for bonds.

During the period, Fund Manager Susan McCormack was able to maintain a portfolio that provided both a healthy stream of tax-free current income and potential for capital growth over the long term. These opportunities do not present themselves automatically; they must be actively pursued, and Putnam's extensive credit research resources made a major contribution to Susan's efforts.

In the following report, Susan discusses the fund's performance and strategy during fiscal 2001 in the context of the current market environment and then offers her insights into prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Susan A. McCormack

A shaky stock market, an easing Federal Reserve Board, and low inflation were among several factors that contributed to strong results for Putnam Pennsylvania Tax Exempt Income Fund and the municipal bond market in general. Although your fund's principal objective is tax-free income, during the fiscal year ended May 31, 2001, we worked to position the portfolio to benefit from price appreciation in several areas, such as high-yield and health care. Our efforts were generally successful during the period.

Total return for 12 months ended 5/31/01

        Class A           Class B           Class M
      NAV     POP       NAV    CDSC       NAV     POP
-----------------------------------------------------------------------
     11.04%   5.72%    10.33%   5.33%    10.70%   7.11%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* MUNICIPALS BENEFITED FROM FAVORABLE ENVIRONMENT

Throughout the period, investors sought secure, high-quality investments in the face of sharp declines in the equity markets, particularly in the fourth quarter of 2000. High-quality sectors of the municipal bond market, including many insured bonds, benefited from this shift in investor sentiment.

A second factor contributing to the fund's strong performance this year was the almost unprecedented sharpness of the Federal Reserve's monetary easing. The Federal Reserve Board's monetary policy is a primary factor in bond performance. When the Fed tightens and interest rates increase, credit markets historically have come under pressure. When it eases and rates are reduced, bond prices tend to rally. At your fund's midyear mark in November, Fed Chairman Alan Greenspan hinted of possible rate cuts in the New Year to prevent a serious slowdown in the economy.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education                   24.4%

Health care                 20.9%

Water and
sewer                       12.6%

Utilities                   12.2%

Transportation               7.9%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.


When the Fed did begin cutting rates, it did so aggressively. In the first five months of this year, the Fed made five interest rate cuts totaling 2.5%, the most dramatic rate cutting action since Paul Volker's swift decreases in 1982. Two of the cuts occurred outside of the Fed's normal meeting schedule, which is significant and showed the determination of the central bank to keep the economy from entering into a recession. The Fed's actions spurred an already robust bond market.

* FOCUS ON HIGH-YIELD BONDS WAS EFFECTIVE

Last fall, shell-shocked stock investors gravitated to bonds with the highest credit ratings, shunning the lower-quality, higher-yielding issues. This flight to quality caused the yield disparity between bonds of different credit quality to widen. As a result, the prices of lower-rated bonds became increasingly attractive. Believing in the long-term viability of the high-yield municipal sector, we maintained a sizable position in this sector throughout the year, selectively adding to lower-grade debt when appropriate opportunities arose. We considered these positions likely to bolster your fund's income in what we anticipated would become a declining rate environment.

In 2001, our efforts were rewarded. As yields drifted lower, some investors began to take a second look at lower-rated, higher yielding bonds. By the beginning of 2001, these bonds were significantly undervalued and thus represented buying opportunities, in our view. The increase in demand boosted the prices of many high-yield bonds and this activity had a beneficial effect on the fund's portfolio.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 50.3%

Aa/AA -- 2.9%

A -- 7.6%

Baa/BBB -- 33.9%

Ba/BB and lower -- 4.0%

VMIG1 -- 1.3%

Footnote reads:
*As a percentage of market value as of 5/31/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"We are seeing a very different atmosphere today than a year ago. The investors who stayed the course are now reaping the rewards."

-- Susan A. McCormack, portfolio manager

From time to time, a high-yield bond gets a boost in performance when it is upgraded by one of the major rating agencies. The move from below-investment-grade to investment grade in particular is significant because it enables large institutional investors to purchase shares that previously were off limits. One example of a high-yield bond that performed well during the period due to an upgrade is a Delaware County Industrial Development bond. The bond was issued to finance a project belonging to a waste-management conglomerate called American Ref-Fuel, which was 50% owned by a below-investment-grade company called Allied Waste. When Allied sold its position in American Ref-Fuel, the Delaware County bond was upgraded. While this holding, along with others discussed in this report, was viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.

* HEALTHCARE AND EDUCATION BONDS ALSO HELPED

Another reason for the high-yield sector's turnaround in recent months was the ongoing recovery in the health-care sector, which represents a large portion of the high-yield market. After encountering difficulties in the past several years, the health-care sector has gained some stability recently. The federal government is dipping into the current budget surplus to help support under-funded hospitals. In addition, the hospitals themselves are improving their relationships with HMOs and are divesting their interests in unprofitable businesses. Affluent senior citizens are also breathing life into the health-care industry by increasingly choosing to reside in assisted-living communities, many of which are funded through municipal bond issues. Examples of health-care bonds that performed well during the period are those issued by the Delaware County Hospital Authority.

Bonds from the education sector, although not necessarily high-yield ones, also provided strong returns during the period. Pennsylvania has a large number of colleges and universities, not all of which have endowments sufficient to finance additions to physical infrastructure. Among the fund's holdings during the period was a bond issued to finance new facilities at the Robert Morris College in Allegheny County. The bond, issued by the Allegheny County Higher Education Authority, is rated Baa3 by Moody's, has a coupon of 6.25%, and matures in 2026. During the 12-month period, it produced a total return of more than 12% when price appreciation was factored in.

* FAVORABLE ENVIRONMENT FOR MUNICIPAL BONDS

Our view of the economy for the next 12 months is that it will be weak, but unlikely to enter a recession. This should be a positive environment for bond investors because interest rates and inflation should remain low. However, a slower-growth environment also poses certain risks, including added pressure on some of the weaker issuers to make payments of principal and interest. In this environment, we are actively diversifying the portfolio with an emphasis on stronger credit-quality names. In all, we believe the environment will be conducive to continued positive performance of Putnam Pennsylvania Tax Exempt Income Fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of May 31, 2001, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and therefore involves more risk than a fund that invests more broadly.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Pennsylvania Tax Exempt Income Fund is designed for investors seeking high current income free from federal and Pennsylvania state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                       Class A          Class B          Class M
(inception dates)     (7/21/89)        (7/15/93)         (7/3/95)
                     NAV     POP      NAV    CDSC       NAV    POP
------------------------------------------------------------------------------
1 year              11.04%   5.72%   10.33%   5.33%    10.70%  7.11%
------------------------------------------------------------------------------
5 years             28.64   22.56    24.51   22.58     26.71  22.54
Annual average       5.17    4.15     4.48    4.16      4.85   4.15
------------------------------------------------------------------------------
10 years            86.32   77.55    73.24   73.24     80.32  74.45
Annual average       6.42    5.91     5.65    5.65      6.07   5.72
------------------------------------------------------------------------------
Annual average
(life of fund)       6.60    6.17     5.80    5.80      6.21   5.92
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                        Lehman Brothers Municipal         Consumer
                               Bond Index                price index
------------------------------------------------------------------------------
1 year                           12.16%                     3.50%
------------------------------------------------------------------------------
5 years                          37.88                     13.35
Annual average                    6.64                      2.54
------------------------------------------------------------------------------
10 years                         98.26                     30.90
Annual average                    7.08                      2.73
------------------------------------------------------------------------------
Annual average
(life of fund)                    7.21                      3.05
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/91

                                       Lehman Bros.
                 Fund's class A       Municipal Bond      Consumer price
Date              shares at POP           Index               index

5/31/91               9,525              10,000              10,000
5/31/92              10,702              10,982              10,302
5/31/93              11,997              12,296              10,634
5/31/94              12,148              12,599              10,878
5/31/95              13,207              13,751              11,224
5/31/96              13,848              14,379              11,549
5/31/97              15,043              15,572              11,807
5/31/98              16,226              17,034              12,006
5/31/99              16,535              17,830              12,257
5/31/00              16,277              17,677              12,647
5/31/01             $17,755             $19,826             $13,090

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,324 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,032 ($17,445 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/01

                                Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)            12              12              12
------------------------------------------------------------------------------
Income                        $0.474693       $0.417487       $0.448811
------------------------------------------------------------------------------
Capital gains 1                   --              --              --
------------------------------------------------------------------------------
  Total                       $0.474693        $0.417487      $0.448811
------------------------------------------------------------------------------
Share value:                 NAV     POP          NAV        NAV     POP
------------------------------------------------------------------------------
5/31/00                     $8.35   $8.77        $8.34      $8.36   $8.64
------------------------------------------------------------------------------
5/31/01                      8.78    9.22         8.77       8.79    9.09
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2      5.48%   5.22%        4.83%      5.18%   5.01%
------------------------------------------------------------------------------
Taxable equivalent 3         9.26    8.82         8.16       8.75    8.46
------------------------------------------------------------------------------
Current 30-day SEC yield 4   4.87    4.63         4.21       4.56    4.41
------------------------------------------------------------------------------
Taxable equivalent 3         8.23    7.82         7.11       7.70    7.45
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 40.81% federal and Pennsylvania state combined tax rate for 2001. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                     Class A         Class B         Class M
(inception dates)   (7/21/89)       (7/15/93)        (7/3/95)
                   NAV     POP     NAV    CDSC      NAV    POP
------------------------------------------------------------------------------
1 year             9.24%   4.10%   8.54%   3.54%    8.79%  5.20%
------------------------------------------------------------------------------
5 years           28.14   21.99   24.04   22.11    26.09  21.95
Annual average     5.08    4.06    4.40    4.08     4.75   4.05
------------------------------------------------------------------------------
10 years          87.64   78.76   74.57   74.57    81.33  75.40
Annual average     6.50    5.98    5.73    5.73     6.13   5.78
------------------------------------------------------------------------------
Annual average
(life of fund)     6.62    6.19    5.82    5.82     6.22   5.93
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Pennsylvania Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Pennsylvania Tax Exempt Income Fund at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2001




THE FUND'S PORTFOLIO
May 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (100.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Pennsylvania (96.3%)
-------------------------------------------------------------------------------------------------------------------
$         3,000,000 Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
                    (Robert Morris College), Ser. A, 6 1/4s, 2/15/26                      Baa3        $   3,007,500
                    Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
          2,450,000 (Children's Hosp.), MBIA, 5 3/8s, 7/1/17                              Aaa             2,474,500
          3,450,000 (South Hills Hlth.), Ser. A, 5 1/8s, 5/1/25                           A2              2,876,438
            100,000 Allegheny Cnty., Indl. Dev. Auth. VRDN (Longwood
                    at Oakmont, Inc.), Ser. D, 3.05s, 7/1/27                              VMIG1             100,000
            200,000 Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                    VRDN, Ser. A, 3.05s, 7/1/27                                           VMIG1             200,000
                    Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
          1,705,000 (Med. Ctr. ), FHA Insd., 6 3/4s, 2/1/26                               AAA             1,792,381
          3,305,000 (Environmental Impt. - USX Corp.), 6s, 1/15/14                        Baa1            3,247,163
          2,000,000 (Environmental Impt. - USX Corp.), Ser. A,
                    5.6s, 9/1/30                                                          Baa1            1,790,000
          1,500,000 Allegheny Cnty., Port. Auth. Rev. Bonds, FGIC,
                    5s, 3/1/29                                                            Aaa             1,417,500
          2,000,000 Allegheny Cnty., Redev. Auth. Tax Increment Rev.
                    Bonds (Waterfront Proj.), Ser. B, 6.4s, 12/15/18                      BBB/P           2,067,500
          2,000,000 Allegheny Cnty., Sanitation Auth. Rev. Bond,
                    MBIA, 5 1/2s, 12/1/30                                                 Aaa             2,022,500
                    Allentown, Hosp. Auth. Rev. Bonds (Sacred
                    Heart Hosp.), Ser. A
          6,650,000 6 3/4s, 11/15/14                                                      Baa3            5,943,438
          1,200,000 6 1/2s, 11/15/08                                                      Baa3            1,156,500
                    Bethlehem, Wtr. Auth. Rev. Bonds, FSA
          4,000,000 zero %, 11/15/23                                                      Aaa             1,163,040
          1,000,000 zero %, 11/15/22                                                      Aaa               308,750
          1,500,000 Blair Cnty., Hosp. Auth. Rev. Bonds (Altoona
                    Hosp.), AMBAC, 6 1/2s, 7/1/22                                         Aaa             1,587,300
          2,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
                    Creek Partners PJ), 6.65s, 5/1/10                                     BBB-            2,342,813
          1,100,000 Chester Cnty. Hlth. & Ed. Fac. Auth. Rev. Bonds
                    (Chester Cnty. Hosp.), Ser. A, 6 3/4s, 7/5/11                         Baa1            1,097,250
            595,000 College Township, Indl. Dev. Auth. 1st Mtge. Hlth.
                    Fac. Rev. Bonds (Nittany Valley Rehab. Hosp.),
                    7 5/8s, 11/1/07                                                       BBB-/P            613,594
            775,000 Columbia Cnty., Hosp. Auth. Rev. Bonds
                    (Bloomsburg Hosp.), 5.9s, 6/1/29                                      BBB-              621,938
          2,210,000 Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                    (Northwest Med. Ctr.), 8 5/8s, 10/15/13                               BBB-            2,406,138
          2,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds (Office &
                    Pkg.), Ser. A, 6s, 1/15/25                                            BB-/P           2,218,750
          2,800,000 Dauphin Cnty., Gen. Auth. VRDN (School Dist.
                    Pooled Fin. Project II), AMBAC, 3.05s, 9/1/32                         VMIG1           2,800,000
          1,000,000 Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
                    (Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24                     A3              1,182,500
          4,500,000 Delaware Cnty., Auth. Rev. Bonds (Villanova U.),
                    Ser. A, MBIA, 5s, 12/1/28                                             Aaa             4,280,625
          1,000,000 Delaware Cnty., College Auth. Rev. Bonds
                    (Haverford College), 5 3/4s, 11/15/25                                 AA              1,042,500
                    Delaware Cnty., Hosp. Auth. Rev. Bonds
                    (Crozer-Chester Med. Ctr.)
          1,000,000 6s, 12/15/20                                                          BBB+              913,750
          3,235,000 Ser. A, 5.3s, 12/1/27                                                 BBB+            2,600,131
          4,000,000 Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
                    Rev. Bonds, Ser. A, 6.1s, 7/1/13                                      BBB             3,955,000
          3,000,000 Delaware Valley, Regl. Fin. Auth. Local Govt. Rev.
                    Bonds, Ser. B, AMBAC, 5.7s, 7/1/27                                    Aaa             3,210,000
          4,100,000 Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                    Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                                 Baa1            4,494,625
          2,000,000 Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
                    (Gannon U.), Ser. D, 5.85s, 6/1/15                                    Baa2            2,010,000
          3,500,000 Erie, Wtr. Auth. Rev. Bonds, 7 1/8s, 12/1/11 (SEG)                    BBB             3,572,100
                    Erie-Western PA Port Auth. Rev. Bonds
            915,000 6 7/8s, 6/15/16                                                       BBB/P             957,319
          1,365,000 6 1/4s, 6/15/10                                                       BBB/P           1,429,838
          4,150,000 Harrisburg, Auth. Wtr. IFB, FGIC, 7.77s, 6/18/15                      Aaa             4,393,813
          2,350,000 Hazleton, Hlth. Svcs. Auth. Rev. Bonds (St. Joseph
                    Med. Ctr.), 6.2s, 7/1/26                                              BBB+            2,120,875
          5,050,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                    (PA Pwr. & Lt. Co.), MBIA, 9.466s, 9/1/29
                    (acquired 6/20/95, cost $5,572,473) (RES)                             AAA/P           5,668,625
                    Lehigh Cnty., Indl. Dev. Auth. Poll. Control Rev.
                    Bonds (PA Pwr. & Lt. Co.)
          3,575,000 Ser. B, MBIA, 6.4s, 9/1/29                                            Aaa             3,793,969
          3,000,000 Ser. A, MBIA, 5 1/2s, 2/15/27                                         Aaa             3,026,250
          2,000,000 Luzerne Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Gas & Wtr. Co.), Ser. B, 7 1/8s, 12/1/22                             A3              2,112,500
          4,655,000 McKeesport, Area School Dist. G.O. Bonds,
                    MBIA, zero %, 10/1/18                                                 Aaa             1,844,544
          1,035,000 McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                    Baa2            1,063,463
          2,000,000 Montgomery Cnty., Higher Ed. & Hlth. Auth.
                    Hosp. (Abington Hosp.), IFB, Ser. A, AMBAC,
                    9.665s, 7/5/11                                                        Aaa             2,072,880
          1,900,000 New Garden, PA Gen. Auth. Rev. Bonds VRDN
                    (Pooled Fin. Project I), AMBAC, 3.05s, 11/1/29                        A-1+            1,900,000
          3,000,000 New Morgan, Indl. Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (New Morgan Landfill Co., Inc.),
                    6 1/2s, 4/1/19                                                        BB-             2,902,500
          2,000,000 Northeastern PA Hosp. & Edl. Auth. College Rev.
                    Bonds (Kings College), Ser. B, 6s, 7/15/11                            BBB             2,045,000
          5,000,000 PA Convention Ctr. Auth. Rev. Bonds, Ser. A,
                    6 3/4s, 9/1/19                                                        Baa2            5,300,000
          2,000,000 PA Econ. Dev. Fin. Auth. Solid Waste Disp. Rev.
                    Bonds (Procter & Gamble Paper Proj.),
                    5 3/8s, 3/1/31                                                        Aa2             1,992,500
          3,000,000 PA Econ. Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                    (GEHL Co. Inc. ), 9s, 9/1/10                                          BBB/P           3,081,270
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          4,000,000 (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           A-              4,670,000
          1,000,000 (Amtrak Project), Ser. A , 6 1/4s, 11/1/31                            A3              1,002,500
          4,125,000 PA School Dist., FRB, 8.265s, 3/1/29 (acquired
                    2/1/00, cost $3,645,923) (RES)                                        AAA/P           4,475,625
                    PA School Dist. G.O. Bonds
          2,000,000 Ser. A, AMBAC, 6 1/4s, 9/1/09                                         Aaa             2,267,500
          2,000,000 Ser. C, MBIA, 5 1/2s, 3/1/24                                          Aaa             2,030,000
          4,000,000 Ser. C, MBIA, 5s, 7/1/15                                              Aaa             3,990,000
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          2,490,000 Ser. D, 7.15s, 12/1/18                                                BBB-            2,583,375
          1,000,000 (Clover), Ser. D, 7 1/8s, 12/1/15                                     BBB-            1,038,750
          2,300,000 (Northampton Generating), Ser. A, 6.6s, 1/1/19                        BBB-            2,294,250
          1,000,000 (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-              993,750
                    PA State G.O. Bonds
          2,000,000 Ser. 1, 5s, 1/15/05                                                   Aa2             2,090,000
          2,000,000 FGIC, 4 3/4s, 5/15/20                                                 Aaa             1,872,500
          1,065,000 FSA, 3.85s, 9/15/04                                                   Aaa             1,075,650
          3,200,000 (Canon McMillan School Dist.), FGIC, zero %,
                    12/1/19                                                               Aaa             1,180,000
          3,230,000 (Canon McMillan School Dist.), FGIC, zero %,
                    12/1/18                                                               Aaa             1,267,775
          2,000,000 (Canon McMillan School Dist.), FGIC, zero %,
                    12/1/17                                                               Aaa               835,000
                    PA State Higher Ed. Assistance Agcy. IFB, Ser. B
          2,400,000 MBIA, 11.457s, 3/1/20                                                 Aaa             2,883,000
          3,850,000 AMBAC, 8.969s, 3/1/22                                                 Aaa             4,162,813
          5,000,000 PA State Higher Ed. Facs. Auth. College & U.
                    Revisions Rev. Bonds (Trustees U. ), MBIA,
                    4 3/4s, 7/15/33                                                       Aaa             4,456,250
                    PA State Higher Ed. Facs. Auth. G.O. Bonds
                    (Allegheny), Ser. B
            225,000 6 1/8s, 11/1/13                                                       BBB+              230,906
          2,375,000 6 1/8s, 11/1/13 (Prerefunded)                                         AAA             2,576,875
          1,000,000 PA State Higher Ed. Facs. Auth. Rev. Bonds
                    (College Science & Agriculture), 5.35s, 4/15/28                       Baa3              848,750
          1,750,000 PA State Higher Ed. Facs. Auth. Rev. Bonds
                    (UPMC Hlth. Syst.), Ser. A, 6s, 1/15/31                               A+              1,745,625
                    PA State Tpk. Rev. Bonds
          1,500,000 Ser. S, 5 1/2s, 6/1/15                                                Aa3             1,571,250
          1,000,000 Ser. R, 5s, 12/1/30                                                   Aaa               947,500
          3,250,000 PA State, Tpk. Comm. Oil Franchise Tax Rev.
                    Bonds, Ser. B, AMBAC, 4 3/4s, 12/1/27                                 Aaa             2,941,250
                    Philadelphia, Gas Works Rev. Bonds
          1,225,000 Ser. 13, 7.7s, 6/15/21                                                Aaa             1,251,117
          2,550,000 FSA, 6 3/8s, 7/1/26                                                   Aaa             2,667,938
          2,600,000 Ser. 2, FSA, 5 1/2s, 7/1/16                                           Aaa             2,681,250
          2,250,000 Philadelphia, Wtr. & Swr. Rev. Bonds, Ser. 16, FSA,
                    7s, 8/1/21                                                            Aaa             2,309,198
          3,000,000 Philadelphia, Wtr. & Wastewtr. Rev. Bonds, MBIA,
                    6 1/4s, 8/1/08                                                        Aaa             3,378,750
          2,220,000 Philadelphia, Auth. Indl. Dev. Arpt. Rev. Bonds
                    (Aero Philadelphia LLC), 5 1/2s, 1/1/24                               BB/P            1,831,500
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Rev. Bonds
          2,985,524 (Graduate Hlth. Syst.), 7 1/4s, 7/1/18
                    (In default) (NON)                                                    Ca                287,354
            335,452 (Graduate Hlth. Syst.), 7s, 7/1/01 (In default) (NON)                 Ca                 32,203
            882,239 (Graduate Hlth. Syst.), 6 5/8s, 7/1/21
                    (In default) (NON)                                                    Ca                 84,916
          4,600,000 (Jeanes Hlth. Syst.), 6.6s, 7/1/10                                    BBB             4,594,250
          5,150,000 Philadelphia, Indl. Dev. Auth. Rev. Bonds
                    (Gallery II Garage), 6.4s, 2/15/13                                    BBB-/P          5,182,183
          2,100,000 Philadelphia, Indl. Dev. Auth. VRDN (Fox Chase
                    Cancer Ctr.), 3.05s, 7/1/25                                           A-1+            2,100,000
          1,000,000 Philadelphia, Muni. Auth. Rev. Bonds, Ser. B, FGIC,
                    7 1/8s, 11/15/18                                                      Aaa             1,038,690
          2,160,000 Pittsburgh, G.O. Bonds, AMBAC, 5 1/2s, 9/1/14                         Aaa             2,241,000
          2,850,000 Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. 415,
                    9.1s, 9/1/13 (acquired 9/3/98, cost $3,950,727) (RES)                 AAA             3,829,688
          1,000,000 Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                    Ser. A, FGIC, 7 1/8s, 6/1/13                                          Aaa             1,020,000
          1,500,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P            1,464,375
          3,000,000 Scranton-Lackawanna, Hlth. & Welfare Auth.
                    Rev. Bonds (Moses Taylor Hosp.), Ser. B,
                    8 1/2s, 7/1/20                                                        AAA             3,071,880
          2,470,000 Trafford, School Dist. Rev. Bonds, MBIA,
                    6.6s, 5/1/08                                                          Aaa             2,726,262
          1,200,000 Washington Cnty., Hosp. Auth. Rev. Bonds
                    (Washington Hosp.), AMBAC, 5 1/2s, 7/1/17                             Aaa             1,251,000
            400,000 Washington Cnty., Indl. Dev. Auth. 1st Mtge. Rev.
                    Bonds (AHF/Central States Inc.), 10 1/4s, 11/1/19                     D/P               340,000
          3,000,000 Wilkes-Barre, School Dist. Rev. Bonds, FGIC,
                    6 3/8s, 4/1/15                                                        Aaa             3,270,000
          1,030,000 York Cnty., Hosp. Auth. Rev. Bonds (Hlth. Ctr.
                    Village at Sprenkle Drive), Ser. A, 7 3/4s, 4/1/21                    AAA/P           1,090,791
          1,200,000 York Cnty., Indl. Dev. Auth. 1st Mtge. Hlth. Fac.
                    Rev. Bonds (Rehabilitation Hosp. of York),
                    7 1/2s, 9/1/07                                                        BBB-/P          1,228,500
                                                                                                      -------------
                                                                                                        221,225,309

Puerto Rico (4.4%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. T, 6 5/8s, 7/1/12                                                Aaa             1,584,450
          2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds, Ser. A,
                    FSA, 5 7/8s, 8/1/14                                                   AAA             2,185,000
                    Cnmwlth. of PR, G.O. Bonds
          2,500,000 MBIA, 5 3/4s, 7/1/26                                                  Aaa             2,643,750
          2,000,000 FSA, 5 1/2s, 7/1/18                                                   Aaa             2,137,500
          1,500,000 PR Indl. Tourist Edl. Med. & Env. Control Fac.
                    Rev. Bonds (Cogen Facs.-AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            1,597,500
                                                                                                      -------------
                                                                                                         10,148,200
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $231,391,584) (b)                                         $ 231,373,509
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $229,778,758.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $231,391,584, resulting in gross unrealized appreciation and depreciation of $8,285,554 and $8,303,629, respectively, or net unrealized depreciation of $18,075.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2001 was $13,973,938 or 6.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2001.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at May 31, 2001.

      The fund had the following industry group concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           Education                          24.4%
           Health care/hospitals              20.9
           Water and sewer                    12.6
           Utilities                          12.2

      The fund had the following insurance concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           MBIA                               19.7%
           AMBAC                              10.6

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2001

                                   Aggregate Face  Expiration     Unrealized
                    Total Value        Value         Date        Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)        $  410,750      $  405,315      Jun-01         $ 5,435
Municipal Bond
Index (Long)         1,624,000       1,609,141      Sep-01          14,859
------------------------------------------------------------------------------
                                                                   $20,294
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $231,391,584) (Note 1)                                        $231,373,509
-------------------------------------------------------------------------------------------
Cash                                                                                395,362
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,138,994
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              156,769
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             14,125
-------------------------------------------------------------------------------------------
Total assets                                                                    236,078,759

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                99,739
-------------------------------------------------------------------------------------------
Payable to securities purchased                                                   5,102,065
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          639,965
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        287,890
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           36,938
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       13,687
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,369
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              102,585
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               15,763
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,300,001
-------------------------------------------------------------------------------------------
Net assets                                                                     $229,778,758

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $235,821,525
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        137,984
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (6,182,970)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            2,219
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $229,778,758

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($159,363,098 divided by 18,145,742 shares)                                           $8.78
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.78)*                                $9.22
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($67,541,288 divided by 7,699,032 shares)+                                            $8.77
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,874,372 divided by 327,052 shares)                                                $8.79
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.79)**                               $9.09
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended May 31, 2001
Tax exempt interest income:                                                     $14,132,046
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,129,875
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      242,511
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   10,739
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,719
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               311,248
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               572,752
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                13,133
-------------------------------------------------------------------------------------------
Other                                                                               126,811
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,413,788
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (159,137)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,254,651
-------------------------------------------------------------------------------------------
Net investment income                                                            11,877,395
-------------------------------------------------------------------------------------------
Net realized gain on investments (Note 1)                                         1,215,717
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (189,735)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                10,235,915
-------------------------------------------------------------------------------------------
Net gain on investments                                                          11,261,897
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $23,139,292
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended May 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 11,877,395     $ 12,951,452
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 1,025,982       (5,483,242)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              10,235,915      (17,230,853)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        23,139,292       (9,762,643)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (8,515,423)      (8,662,464)
--------------------------------------------------------------------------------------------------
   Class B                                                             (3,239,388)      (4,160,353)
--------------------------------------------------------------------------------------------------
   Class M                                                               (136,754)        (128,635)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (1,993,324)     (37,898,758)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 9,254,403      (60,612,853)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     220,524,355      281,137,208
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $137,984 and $86,945, respectively)                        $229,778,758     $220,524,355
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value
beginning of period                     8.35         9.12         9.49        $9.21        $9.08
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .47          .47          .46          .49          .50
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .43         (.77)        (.28)         .31          .20
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .90         (.30)         .18          .80          .70
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.47)        (.46)        (.48)        (.49)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.09)        (.04)        (.08)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.47)        (.47)        (.55)        (.52)        (.57)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.78        $8.35        $9.12        $9.49        $9.21
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 11.04        (3.30)        1.91         8.92         7.94
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $159,363     $141,406     $179,327     $187,272     $185,041
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87          .87          .98          .98          .98
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.45         5.44         4.89         5.16         5.39
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.31        14.85        14.28        40.76        38.10
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $8.34        $9.11        $9.48        $9.20        $9.07
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .42          .41          .40          .42          .44
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .43         (.77)        (.28)         .32          .20
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .85         (.36)         .12          .74          .64
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.41)        (.40)        (.42)        (.43)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.09)        (.04)        (.08)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.41)        (.49)        (.46)        (.51)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.77        $8.34        $9.11        $9.48        $9.20
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.33        (3.94)        1.24         8.22         7.24
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $67,541      $76,921      $98,447      $90,303      $77,399
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.52         1.52         1.63         1.63         1.63
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.80         4.79         4.24         4.51         4.73
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.31        14.85        14.28        40.76        38.10
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $8.36        $9.12        $9.49        $9.22        $9.09
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .45          .44          .43          .46          .47
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .43         (.76)        (.28)         .30          .21
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .88         (.32)         .15          .76          .68
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.44)        (.43)        (.45)        (.47)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.09)        (.04)        (.08)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.44)        (.52)        (.49)        (.55)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.79        $8.36        $9.12        $9.49        $9.22
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.70        (3.48)        1.60         8.47         7.61
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,874       $2,197       $3,363       $1,994         $660
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.17         1.17         1.28         1.28         1.28
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.16         5.14         4.59         4.85         5.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.31        14.85        14.28        40.76        38.10
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2001

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Pennsylvania tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $5,731,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,668,000    May 31, 2008
     3,063,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2001, the fund reclassified $65,209 to increase undistributed net investment income and $73,440 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $8,231. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii): 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2001, the fund's expenses were reduced by $159,137 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $556 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $18,893 and $510 from the sale of class A and class M shares, respectively, and $130,323 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received $4,048 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $29,213,172 and $30,096,866, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,868,989         $33,471,653
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  561,552           4,882,430
---------------------------------------------------------------------------
                                             4,430,541          38,354,083

Shares
repurchased                                 (3,214,988)        (27,917,590)
---------------------------------------------------------------------------
Net increase                                 1,215,553         $10,436,493
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,903,581        $ 16,437,995
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  575,135           4,933,503
---------------------------------------------------------------------------
                                             2,478,716          21,371,498

Shares
repurchased                                 (5,217,578)        (44,783,737)
---------------------------------------------------------------------------
Net decrease                                (2,738,862)       $(23,412,239)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,006,545        $  8,754,984
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  216,833           1,881,685
---------------------------------------------------------------------------
                                             1,223,378          10,636,669

Shares
repurchased                                 (2,744,935)        (23,625,951)
---------------------------------------------------------------------------
Net decrease                                (1,521,557)       $(12,989,282)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    959,926        $  8,296,358
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  296,089           2,536,156
---------------------------------------------------------------------------
                                             1,256,015          10,832,514

Shares
repurchased                                 (2,846,275)        (24,385,706)
---------------------------------------------------------------------------
Net decrease                                (1,590,260)       $(13,553,192)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     88,480            $772,244
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,752             119,695
---------------------------------------------------------------------------
                                               102,232             891,939

Shares
repurchased                                    (38,028)           (332,474)
---------------------------------------------------------------------------
Net increase                                    64,204            $559,465
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     89,479           $ 783,722
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   11,470              97,957
---------------------------------------------------------------------------
                                               100,949             881,679

Shares
repurchased                                   (206,814)         (1,815,006)
---------------------------------------------------------------------------
Net decrease                                  (105,865)          $(933,327)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN054  72890  047/266/2AE  7/01